                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 9, 2003
                                                         ----------------


                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-18863                       59-3392443
-------------------------------  ------------------------  ---------------------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
         incorporation)

1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida            32250
------------------------------------------------------------          ----------
          (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

On December 9, 2003, Armor Holdings, Inc., a Delaware corporation ("Armor") completed its acquisition of Simula, Inc., an Arizona corporation ("Simula") pursuant to the Agreement and Plan of Merger dated as of August 29, 2003 by and among Armor, AHI Bulletproof Acquisition Corp., a wholly-owned subsidiary of Armor, and Simula. The consummation of the merger followed the Special Meeting of Shareholders of Simula held on December 5, 2003, at which the requisite shareholder approval was obtained. In the merger, Armor acquired all of the outstanding common stock of Simula and retired a majority of Simula's outstanding indebtedness for $110.5 million in cash. Of this amount, approximately $31 million principal amount of 8% debentures will remain outstanding for approximately 30 days at which time Armor will repay these debentures, plus accrued interest, in their entirety. After payment of 100% of the outstanding indebtedness and transaction expenses, the merger consideration payable to Simula shareholders at closing pursuant to the merger agreement was approximately $43.5 million or approximately $3.21 per share. The source of the funds used in the merger was Armor's working capital, which was derived from proceeds received from its private placement of $150 million aggregate principal amount of 8.25% Senior Subordinated Notes due 2013. Comprehensive information on the merger is set out in Simula's proxy statement dated November 10, 2003, filed with the Securities and Exchange Commission. A copy of the press release announcing the consummation of the merger is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)      Financial Statements of the Business Acquired

                  Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements of Simula required to be filed under paragraph (a) of this Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

         (b)      Pro Forma Financial Information

                  Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

         (c)      Exhibits.

                  The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

                  Exhibit 2.1 Agreement and Plan of Merger dated as of August 29, 2003 by and among Armor, AHI Bulletproof Acquisition, Corp., and Simula, Inc. (incorporated herein by reference to Appendix A of Registrant's Registration Statement on Form S-4 filed on September 23,
                                    2003).

                  Exhibit 99.1      Press Release, dated December 10, 2003.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 23, 2003

                                             ARMOR HOLDINGS, INC.


                                             By: /s/ Robert R. Schiller
                                                 --------------------------
                                                 Name: Robert R. Schiller
                                                 Title: Chief Operating Officer,
                                                        Chief Financial Officer
                                                        and Secretary

                                  EXHIBIT INDEX

Exhibit No.                                            Item
-----------                                            ----
   99.1                                Press Release dated December 10, 2003.